UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 1998


                        ENTEX Information Services, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                     000-23457               93-133715291
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(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                  File Number)         Identification Number)



               Six International Drive
                 Rye Brook, New York                            10573
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     (Address of principal executive offices)                 (Zip Code)


                                (914) 935-3600
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             (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On December 9, 1998, the Board of Directors of ENTEX Information Services, Inc. (the "Company") created the office of Chief Executive Officer, and adopted Amended and Restated Bylaws of the Company (the "Bylaws") that redefined the duties and responsibilities of the office of President. Pursuant to the new Bylaws, the Chief Executive Officer will assume the duties and responsibilities previously delegated to the President and the President will serve as the chief operating officer of the Company. John A. McKenna, Jr., formerly President and Chief Executive Officer of the Company, was appointed to the office of Chief Executive Officer and Kenneth A. Ghazey, formerly Executive Vice President, Finance and Administration, and Chief Financial Officer, was appointed to the office of President. In addition, Michael G. Archambault, formerly Senior Vice President and Treasurer, was appointed to the office of Senior Vice President, Chief Financial Officer and Treasurer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

      Exhibit No.                            Description

          2.1 Amended and Restated Bylaws of ENTEX Information Services, Inc. dated December 9, 1998.




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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 23, 1998


                                            ENTEX INFORMATION SERVICES, INC.


                                            By: /s/ Lynne A. Burgess
                                                -------------------------------
                                                Name:   Lynne A. Burgess
                                                Title:  Senior Vice President




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


      Exhibit No.                         Description

          2.1 Amended and Restated Bylaws of ENTEX Information Services, Inc. dated December 9, 1998.





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